DST SYSTEMS, INC. September 2016

2 Certain material presented in this presentation include forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward- looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this presentation that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events, or (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “may,” “will,” “would,” “should,” “potential,” “strategy,” “anticipates,” “estimates,” “expects,” “project,” “predict,” “intends,” “plans,” “believes,” “targets” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to, the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking statements. The Company undertakes no obligation to update any forward- looking statements in this presentation to reflect new information, future events or otherwise. COPYRIGHT © 2016 BY DST SYSTEMS, INC. ALL RIGHTS RESERVED. OUR TRADEMARKS AND SERVICE MARKS AND THOSE OF THIRD PARTIES USED IN THIS PRESENTATION ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS. FORWARD LOOKING STATEMENTS

3 COMPANY PROFILE 73% 27% Financial Services Healthcare Services 2015 Operating Revenue from continuing operations = $1,405.0 million (Excludes out-of-pocket reimbursements) • Leading provider of: • Technology • Strategic advisory • Business processing solutions • Complete focus on two growth industries: • Financial • Healthcare • NYSE: DST • Headquartered in Kansas City, MO • Operates with ~11,000 employees

4 LONG HISTORY OF VALUE CREATION 1973: Formed BFDS, joint venture with State Street Bank 1989: Acquired 50% interest in Argus Health Systems 1992: Formed IFDS, UK, a joint venture with State Street Bank 1995: Began trading on the New York Stock Exchange 2005: Acquired DST Health Solutions 2008: Acquired Blue Door Technologies Formed DST Retirement Solutions 2009: Acquired remaining stake of Argus Health Systems 2011: Acquired ALPS Holdings 2012: Steve Hooley appointed CEO Defined contribution participants exceeded 5 million 2013: Subaccounts processed exceeds 25 million 2015: Acquired kasina, Red Rocks Capital LLC and Wealth Management Systems Inc Completed the sale and leaseback of Customer Communications’ North America production facilities 1 9 7 3 1 9 8 9 1 9 9 2 1 9 9 5 2 0 0 5 2 0 0 8 2 0 0 9 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 5 2 0 1 6 2016: Acquired Kaufman Rossin Fund Services LLC. Completed the sale and leaseback of Customer Communications’ Bristol, UK production facilities Sold Customer Communications North America business 1 9 6 9

5 LEADERSHIP POSITIONS IN HEALTH AND WEALTH Financial Services Healthcare Services Distribution Solutions Serve 45 of 50 largest asset management firms Exclusive distributor of Sector SPDR ETFs Medical Solutions Covered Lives: 23.2M Pharmacy Solutions Pharmacy Claims Paid in 2015: 494.4M Asset Management ALPS AUM $15.5B Retirement Solutions TRAC® 6.4M participants Largest SaaS Provider Brokerage Solutions Subaccounting 30.4M accounts Infrastructure Leverage Data Centers | Communication Networks | Business Continuity | Disaster Recovery Business Process Management Applied Analytics Compliance Business Process Outsourcing Traditional and Alternatives Investment Servicing TA2000® 64.2M accounts Fast/iFast 22.4M accounts ALPS AUA $170.5B

6 ATTRACTIVE BUSINESS MODEL Long-Term Contracts Deeply Embedded in Client Work Flow Significant Switching Costs Recurring RevenueSAAS Strategic Advisory Applied Analytics Customer Experience Risk and Compliance Business Process Management Full Service 31 Years Top 5 Financial Services Companies 18 Years Top 5 Healthcare Services Companies Average Length of Customer Relationships: Significant Recurring Sources of Revenue:

7 CRITICAL DEMANDS OF THE FINANCIAL AND HEALTHCARE INDUSTRIES Complex and Changing Regulations & Compliance Heightened Privacy Sensitivities Demand for Top-Tier Security Capacity/Scale Requirements Data Analytics Dependent Digital Transformation Increased Outsourcing of Processing Services Empowered Consumers

8 GROWTH STRATEGIES Strengthen and Expand Existing Customer Relationships Leverage Proprietary Insights Develop New and Innovative Products and Services Selectively Pursue Strategic Acquisitions

KEY FOCUS AREAS FOR GROWTH

DST

Financial Services

- Asset Management
  - $75 million seed fund commitment
- Brokerage Solutions
  - Sub-accounting platform
- Distribution Solutions
  - Marketshare platform
  - Advisor segmentation
  - DST SalesConnect™
- Retirement Solutions
  - Retirement plan participant analytics
  - Rollover services
- Wealth Management Solutions
  - BlueDoor
  - Open Door

Healthcare Services

- Pharmacy Solutions
  - Government programs administration
  - Pharmacy network solutions
  - Specialty pharmacy
  - Formulary and rebate management
- Healthcare Administration
  - Revenue management
  - Provider network administration
  - Health plan compliance and program integrity
- Health Outcomes Optimization
  - Quality incentive management (Star5)
  - Population assessment, stratification and care gaps
  - Disease/care management
  - Predictive/prescriptive analytics
  - Behaviorally based interventions

9

10 More than 200 years of cumulative industry experience | New leadership team with deep industry expertise EXPERIENCED, PROVEN MANAGEMENT TEAM Steve Hooley Chief Executive Officer and President Named DST’s Chief Executive Officer in 2012 Served as President and Chief Executive Officer of Boston Financial Data Services, Inc., a DST joint venture Joined BFDS in 2004 and DST in 2009 Gregg Givens Chief Financial Officer Named DST CFO in 2014 Served as senior manager at Price Waterhouse for 14 years Joined DST in 1996 and has been significantly involved with DST’s M&A activities, financing transactions, and joint venture operations Beth Sweetman Head of Human Capital Appointed Senior Vice President and Chief Human Resources Officer in 2013 In June 2013, assumed responsibility for leading the entire DST Human Resources organization, both domestically and internationally Maria Mann Chief Information Officer Appointed Chief Information Officer in 2016 Served as CTO, Managing Director at JPMorgan Chase for 15 years Vercie Lark Head of Financial Services Appointed Head of Financial Services in 2016 Joined DST in 2010 as Chief Information Officer Ned Burke Head of ALPS Joined ALPS in 1991 as National Sales Manager and became President in 2000 Simon Hudson-Lund Head of Non-US Business Joined DST in Feb. 2013 as Chief Executive Officer of DST International Holdings Previously led Transfer Agency Operations for IFDS, a DST joint venture; joined IFDS in 2003 Jonathan Boehm Head of Healthcare Business President and CEO of DST Healthcare as well as President and CEO of Argus Health Systems Joined DST in 1984

11 DST FINANCIAL DISCUSSION

12 FINANCIAL HIGHLIGHTS Significant recurring revenues Strong cash flows Solid balance sheet Robust revolving debt capacity Monetization of assets Focus on returning capital to shareholders

13 Non-GAAP Net Income from Continuing Operations and EPS from Continuing Operations(1)Non-GAAP Operating Revenues HISTORICAL FINANCIAL PERFORMANCE $1,362 $1,446 $1,405 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 2013 2014 2015 $185.9 $201.1 $179.8 $4.22 $4.97 $4.93 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2013 2014 2015 ( M i l l i o n s ) ( M i l l i o n s ) E P S Note: Please refer to Non-GAAP reconciliation slides for adjustment details. (1) Non-GAAP net income from continuing operations after non-controlling interest.

14 Non-GAAP Net Income from Continuing Operations and EPS from Continuing Operations(1)Non-GAAP Operating Revenues QUARTERLY HISTORICAL FINANCIAL PERFORMANCE $340 $349 $354 $362 $361 $374 $50 $100 $150 $200 $250 $300 $350 $400 $450 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 $40.7 $42.2 $48.0 $48.9 $38.7 $47.6 $1.08 $1.14 $1.33 $1.40 $1.13 $1.42 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 ( M i l l i o n s ) ( M i l l i o n s ) E P S Note: Please refer to Non-GAAP reconciliation slides for adjustment details. (1) Non-GAAP net income from continuing operations after non-controlling interest.

15 (On a non-GAAP basis) • Consolidated operating revenues increased $45.9 million or 6.7% compared to 2015. Foreign currency negatively impacted operating revenue by $4.0 million • Consolidated operating income increased $13.6 million or 11.9% vs. 2015 • Diluted EPS increased $0.33 or 14.9% from 2015 • Weighted average diluted shares outstanding for 2016 decreased by 3.4 million shares or 9.2% from June 2015 to 33.6 million Note: Please refer to Non-GAAP reconciliation slides for adjustment details. FINANCIAL HIGHLIGHTS - YTD Consolidated Non‐GAAP  Financial Results ‐  Continuing Operations 2016 2015 Change Operating Revenues 735.2$      689.3$      6.7% Operating Income 128.3$      114.7$      11.9% Diluted EPS 2.55$         2.22$         14.9% Segment Details ‐  Continuing Operations Financial Services  Operating Revenues 547.3$      523.5$      4.5% Operating Margin 17.0% 17.7% Healthcare Services Operating Revenues 208.2$      184.0$      13.2% Operating Margin 17.8% 12.1% Six months ended June 30,

16 (in millions) June 30,    2016 2015 2014 2013 Current Assets ‐ operating 365.9$       344.1$          378.8$          298.5$        Client funds 350.6         533.4             399.6            366.5          Investments ‐ Available‐for‐sale securities 129.4         219.5             475.5            654.0          Investments ‐ Cost method and other investments 126.2         133.2             156.0            183.0          Unconsolidated affiliates (BFDS, IFDS, Real Estate) 323.9         312.2             297.8            287.3          Properties, net 239.5         256.7             240.7            276.6          Asset held for sale 272.8         297.5             401.7            396.6          Other non‐current assets 794.5         716.6             592.8            628.0          Total assets 2,602.8$   2,813.2$       2,942.9$      3,090.5$    Debt 712.2$       562.1$          546.8$          675.7$        Current liabilities ‐ operating 243.6         294.3             320.3            301.9          Client funds obligations 350.6         533.4             399.6            366.5          Liabilities held for sale 140.9         159.9             147.3            134.5          Other non‐current liabilities 187.9         202.4             292.5            428.1          Total equity 967.6         1,061.1         1,236.4        1,183.8       Total liabilities and equity 2,602.8$   2,813.2$       2,942.9$      3,090.5$    Common shares outstanding 33.2            34.3               37.6              41.8             December 31, CONDENSED BALANCE SHEET

17 MONETIZATION OF ASSETS (1) All values shown represent pre-tax proceeds. Q1 2016 Q2 2013 2014 $32.7 million $431.5 million $202.5 million ($190.3 million from the sale of shares of State Street Corporation) $196.2 million $145.9 million (including $11.0 million received from joint ventures and $129.0 million from sale leaseback) $415.2 million $210.5 million ($176.1 million from the sale of shares of State Street Corporation) $58.8 million 2015 $59.8 million $10.7 million $70.5 million Q2 2016 $10.2 million $31.8 million $21.1 million (including $5.1 million received from sale of non- operating assets and $16.0 million from sale leaseback) $102.3 million $60.3 million $20.9 million YTD 2016 $21.1 million (including $5.1 million received from sale of non- operating assets and $16.0 million from sale leaseback) $0.5 millionSales of marketable securities Distributions from private equity fund and sales of other investments Sale of real estate assets Monetizations

18 OUTSTANDING DEBT Balance sheet supports strategic initiatives • As of June 30, 2016, the Company’s outstanding debt is comprised of $332 million of fixed rate debt and $380 million of variable rate debt • The Company’s debt leverage ratio was 1.76 as of June 30, 2016 • Revolver capacity up to $850 million sufficient to pursue potential M&A initiatives, $640 million available as of June 30, 2016 • Current balance sheet affords the Company significant flexibility to meet its goals of making strategic investments in its business and returning capital to shareholders PRUDENTLY MANAGING DEBT LEVELS $676 $547 $562 $712 $0 $200 $400 $600 $800 2013 2014 2015 Q2 2016 (Millions)

19 Since 2010, DST has returned $1.8 billion of capital to shareholders RETURN OF CAPITAL TO SHAREHOLDERS Total: $447.6 million DST spent $200 million to repurchase 2.2 million shares of Common Stock DST paid $47.6 million in dividends ($1.20 per share) DST spent $200 million to repurchase 2.4 million shares directly from the Argyros group 2014 Total: $443.1 million DST paid $43.1 million in dividends ($1.20 per share) DST spent $400.0 million to repurchase 3.6 million shares of Common Stock 2015 DST spent $75.0 million to repurchase 0.7 million shares of Common Stock Total: $86.1 million DST paid $11.1 million in dividends ($0.33 per share) Q1 2016 DST spent $75.0 million to repurchase 0.7 million shares of Common Stock Total: $86.0 million DST paid $11.0 million in dividends ($0.33 per share) Q2 2016 Total: $172.1 million DST paid $22.1 million in dividends ($0.66 per share) DST spent $150 million to repurchase 1.4 million shares of Common Stock YTD 2016

20 KEY TAKEAWAYS Leadership position in industries served Deep, longstanding customer relationships Robust, scalable technology platform and infrastructure Deep regulatory compliance expertise Attractive business model with significant recurring and diversified revenues Experienced management team with proven track record

21 APPENDIX – USE OF NON-GAAP FINANCIAL INFORMATION In addition to reporting operating revenue, operating income, pretax income, net income, net income attributable to DST Systems, Inc. (“DST Earnings”) and earnings per share on a GAAP basis, DST has also made certain non-GAAP adjustments which are reconciled to the corresponding GAAP measures below. In making these non-GAAP adjustments, the Company takes into account the impact of items that are not necessarily ongoing in nature, that do not have a high level of predictability associated with them or that are non-operational in nature. Generally, these items include net gains on dispositions of business units, net gains (losses) associated with securities and other investments, restructuring and impairment costs and other similar items. Beginning in first quarter 2016, we have also included acquired intangible amortization. Management believes the exclusion of these items provides a useful basis for evaluating underlying business unit performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating business unit performance utilizing GAAP financial information. Management uses non-GAAP measures in its budgeting and forecasting processes and to further analyze its financial trends and “operational run-rate,” as well as making financial comparisons to prior periods presented on a similar basis. The Company believes that providing such adjusted results allows investors and other users of DST's financial statements to better understand DST's comparative operating performance for the periods presented. DST's management uses each of these non-GAAP financial measures in its own evaluation of the Company's performance, particularly when comparing performance to past periods. DST's non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Although DST's management believes non-GAAP measures are useful in evaluating the performance of its business, DST acknowledges that items excluded from such measures may have a material impact on the Company's operating revenue, operating income, pretax income, net income, DST earnings and earnings per share calculated in accordance with GAAP. Therefore, management typically uses Non-GAAP measures in conjunction with GAAP results. These factors should be considered when evaluating DST's results. The tables on the following pages reconcile the GAAP financial results to the corresponding non-GAAP financial results. Additional descriptions of the non-GAAP adjustments can be found in DST’s Form 10-K filings.

22 APPENDIX: QUARTERLY HISTORICAL NON-GAAP OPERATING INCOME $10.5 $11.8 $14.8 $17.4 $17.6 $19.5 $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 $17.0 $19.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 ( M i l l i o n s ) ( M i l l i o n s ) Note: Please refer to Non-GAAP reconciliation slides for adjustment details. Financial Services Healthcare Services $48.0 $44.6 $51.3 $53.8 $42.3 $50.5 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

APPENDIX:
RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS - YTD Q2 2016

(in millions, except per share amounts)	For the Six Months Ended June 30, 2016					
	Operating Revenue	**Operating Income**	**Pretax Income (a)**	**Net Income (b)**	**DST Earnings (c)**	**Diluted EPS**
Reported GAAP results	$ 735.2	$ 97.6	$ 115.2	$ 73.0	$ 73.9	$ 2.18
Adjusted to remove:						
Restructuring charges	-	13.4	13.4	8.4	8.4	0.25
Amortization of intangible assets	-	11.3	11.3	7.1	7.1	0.21
Software impairment	-	6.0	6.0	3.7	3.7	0.11
Net gain on securities and other investments	-	-	(11.5)	(7.2)	(8.1)	(0.24)
Income tax items	-	-	-	1.3	1.3	0.04
Adjusted Non-GAAP results	$ 735.2	$ 128.3	$ 134.4	$ 86.3	$ 86.3	$ 2.55

(a) Pretax Income has been defined as "Income from continuing operations before income taxes and non-controlling interest."

(b) Net Income has been defined as "Income from continuing operations before non-controlling interest."

(c) DST Earnings has been defined as "Income from continuing operations attributable to DST Systems, Inc."

23

APPENDIX:
RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS - YTD Q2 2015

(in millions, except per share amounts)	For the Six Months Ended June 30, 2015					
	Operating Revenue	**Operating Income**	**Pretax Income (a)**	**Net Income (b)**	**DST Earnings (c)**	**Diluted EPS**
Reported GAAP results	$ 689.3	$ 108.9	$ 299.9	$ 188.6	$ 188.6	$ 5.06
Adjusted to remove:						
Amortization of intangible assets	-	8.8	8.8	5.6	5.6	0.15
Net gain on sale of real estate	-	(3.0)	(3.0)	(1.8)	(1.8)	(0.05)
Net gain on securities and other investments	-	-	(171.8)	(107.2)	(107.2)	(2.88)
Net gain from unconsolidated affiliates	-	-	(3.6)	(2.3)	(2.3)	(0.06)
Adjusted Non-GAAP results	$ 689.3	$ 114.7	$ 130.3	$ 82.9	$ 82.9	$ 2.22

(a) Pretax Income has been defined as "Income from continuing operations before income taxes and non-controlling interest."
(b) Net Income has been defined as "Income from continuing operations before non-controlling interest."
(c) DST Earnings has been defined as "Income from continuing operations attributable to DST Systems, Inc."

24

25 APPENDIX: RECONCILIATION OF GAAP OPERATING INCOME TO NON-GAAP OPERATING INCOME   (in millions) Financial Healthcare  Investments / Consolidated Services Services Other Total Reported GAAP Operating Income 66.8$       32.4$            (1.6)$                  97.6$                Adjusted to remove: Restructuring charges 11.8          1.6                ‐                        13.4                  Amortization of intangible assets 8.2            3.1                ‐                        11.3                  Software impairment 6.0            ‐                  ‐                        6.0                    Adjusted Non‐GAAP Operating Income 92.8$       37.1$            (1.6)$                  128.3$               Financial Healthcare  Investments / Consolidated Services Services Other Total Reported GAAP Operating Income 87.0$       19.1$            2.8$                    108.9$             Adjusted to remove: Amortization of intangible assets 5.6            3.2                ‐                        8.8                    Software impairment ‐              ‐                  (3.0)                    (3.0)                   Adjusted Non‐GAAP Operating Income 92.6$       22.3$            (0.2)$                  114.7$             For the Six Months Ended June 30, 2016 For the Six Months Ended June 30, 2015

APPENDIX:
RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS-Q2 2016

(in millions, except per share amounts)	For the Three Months Ended June 30, 2016					
	Operating Revenue	Operating Income	Pretax Income (a)	Net Income (b)	DST Earnings (c)	Diluted EPS
Reported GAAP results	$ 373.9	$ 45.9	$ 56.6	$ 34.5	$ 34.3	$ 1.03
Adjusted to remove:						
Restructuring charges	-	11.1	11.1	6.9	6.9	0.20
Amortization of intangible assets	-	5.9	5.9	3.7	3.7	0.11
Software impairment	-	6.0	6.0	3.7	3.7	0.11
Net gain on securities and other investments	-	-	(6.2)	(3.9)	(3.7)	(0.11)
Income tax items	-	-	-	2.7	2.7	0.08
Adjusted Non-GAAP results	$ 373.9	$ 68.9	$ 73.4	$ 47.6	$ 47.6	$ 1.42

(a) Pretax Income has been defined as "Income from continuing operations before income taxes and non-controlling interest."
(b) Net Income has been defined as "Income from continuing operations before non-controlling interest."
(c) DST Earnings has been defined as "Income from continuing operations attributable to DST Systems, Inc."

	For the Three Months Ended June 30, 2016			
	Financial Services	Healthcare Services	Investments / Other	Consolidated Total
Reported GAAP Operating Income	$ 29.7	$ 17.3	$ (1.1)	$ 45.9
Adjusted to remove:				
Restructuring charges	10.4	0.7	-	11.1
Amortization of intangible assets	4.4	1.5	-	5.9
Software impairment	6.0	-	-	6.0
Adjusted Non-GAAP Operating Income	$ 50.5	$ 19.5	$ (1.1)	$ 68.9

26

APPENDIX:
RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS-Q1 2016

(in millions, except per share amounts)	For the Three Months Ended March 31, 2016					
	Operating Revenue	Operating Income	Pretax Income (a)	Net Income (b)	DST Earnings (c)	Diluted EPS
Reported GAAP results	$ 361.3	$ 51.7	$ 58.6	$ 38.5	$ 39.6	$ 1.16
Adjusted to remove:						
Restructuring charges	-	2.3	2.3	1.5	1.5	0.04
Amortization of intangible assets	-	5.4	5.4	3.4	3.4	0.10
Net gain on securities and other investments	-	-	(5.3)	(3.3)	(4.4)	(0.13)
Income tax items	-	-	-	(1.4)	(1.4)	(0.04)
Adjusted Non-GAAP results	$ 361.3	$ 59.4	$ 61.0	$ 38.7	$ 38.7	$ 1.13

(a) Pretax Income has been defined as "Income from continuing operations before income taxes and non-controlling interest."
(b) Net Income has been defined as "Income from continuing operations before non-controlling interest."
(c) DST Earnings has been defined as "Income from continuing operations attributable to DST Systems, Inc."

	For the Three Months Ended March 31, 2016			
	Financial Services	Healthcare Services	Investments / Other	Consolidated Total
Reported GAAP Operating Income	$ 37.1	$ 15.1	$ (0.5)	$ 51.7
Adjusted to remove:				
Restructuring charges	1.4	0.9	-	2.3
Amortization of intangible assets	3.8	1.6	-	5.4
Adjusted Non-GAAP Operating Income	$ 42.3	$ 17.6	$ (0.5)	$ 59.4

27

APPENDIX:
RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS-Q4 2015

(in millions, except per share amounts)	For the Three Months Ended December 31, 2015					
	Operating Revenue	Operating Income	Pretax Income (a)	Net Income (b)	DST Earnings (c)	Diluted EPS
Reported GAAP results	$ 362.3	$ 62.2	$ 76.9	$ 54.9	$ 55.0	$ 1.57
Adjusted to remove:						
Restructuring charges	-	3.4	3.4	2.1	2.1	0.06
Advisory and other transaction costs	-	1.2	1.2	0.7	0.7	0.02
Amortization of intangible assets	-	5.2	5.2	3.3	3.3	0.10
Net gain on sale of real estate	-	(0.7)	(0.7)	(0.5)	(0.5)	(0.01)
Net gain on securities and other investments	-	-	(12.6)	(7.7)	(7.8)	(0.23)
Income tax items	-	-	-	(3.9)	(3.9)	(0.11)
Adjusted Non-GAAP results	$ 362.3	$ 71.3	$ 73.4	$ 48.9	$ 48.9	$ 1.40

(a) Pretax Income has been defined as "Income from continuing operations before income taxes and non-controlling interest."
(b) Net Income has been defined as "Income from continuing operations before non-controlling interest."
(c) DST Earnings has been defined as "Income from continuing operations attributable to DST Systems, Inc."

	For the Three Months Ended December 31, 2015			
	Financial Services	Healthcare Services	Investments / Other	Consolidated Total
Reported GAAP Operating Income	$ 49.0	$ 12.4	$ 0.8	$ 62.2
Adjusted to remove:				
Restructuring charges	-	3.4	-	3.4
Advisory and other transaction costs	1.2	-	-	1.2
Amortization of intangible assets	3.6	1.6	-	5.2
Net gain on sale of real estate	-	-	(0.7)	(0.7)
Adjusted Non-GAAP Operating Income	$ 53.8	$ 17.4	$ 0.1	$ 71.3

28

APPENDIX:
RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS-Q3 2015

(in millions, except per share amounts)	For the Three Months Ended September 30, 2015					
	Operating Revenue	Operating Income	Pretax Income (a)	Net Income (b)	DST Earnings (c)	Diluted EPS
Reported GAAP results	$ 353.4	$ 61.6	$ 82.0	$ 66.1	$ 66.1	$ 1.83
Adjusted to remove:						
Amortization of intangible assets	-	4.8	4.8	3.1	3.1	0.09
Net gain on securities and other investments	-	-	(14.9)	(9.3)	(9.3)	(0.26)
Income tax items	-	-	-	(11.9)	(11.9)	(0.33)
Adjusted Non-GAAP results	$ 353.4	$ 66.4	$ 71.9	$ 48.0	$ 48.0	$ 1.33

(a) Pretax Income has been defined as "Income from continuing operations before income taxes and non-controlling interest."
(b) Net Income has been defined as "Income from continuing operations before non-controlling interest."
(c) DST Earnings has been defined as "Income from continuing operations attributable to DST Systems, Inc."

	For the Three Months Ended September 30, 2015			
	Financial Services	Healthcare Services	Investments / Other	Consolidated Total
Reported GAAP Operating Income	$ 48.1	$ 13.2	$ 0.3	$ 61.6
Adjusted to remove:				
Amortization of intangible assets	3.2	1.6	-	4.8
Adjusted Non-GAAP Operating Income	$ 51.3	$ 14.8	$ 0.3	$ 66.4

29

APPENDIX:
RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS-Q2 2015

(in millions, except per share amounts)	For the Three Months Ended June 30, 2015					
	Operating Revenue	**Operating Income**	**Pretax Income (a)**	**Net Income (b)**	**DST Earnings (c)**	**Diluted EPS**
Reported GAAP results	$ 349.3	$ 52.1	$ 151.2	$ 95.5	$ 95.5	$ 2.58
Adjusted to remove:						
Amortization of intangible assets	-	4.4	4.4	2.8	2.8	0.08
Net gain on securities and other investments	-	-	(89.9)	(56.1)	(56.1)	(1.52)
Adjusted Non-GAAP results	$ 349.3	$ 56.5	$ 65.7	$ 42.2	$ 42.2	$ 1.14

(a) Pretax Income has been defined as "Income from continuing operations before income taxes and non-controlling interest."
(b) Net Income has been defined as "Income from continuing operations before non-controlling interest."
(c) DST Earnings has been defined as "Income from continuing operations attributable to DST Systems, Inc."

	For the Three Months Ended June 30, 2015			
	Financial Services	**Healthcare Services**	**Investments / Other**	**Consolidated Total**
Reported GAAP Operating Income	$ 41.8	$ 10.2	$ 0.1	$ 52.1
Adjusted to remove:				
Amortization of intangible assets	2.8	1.6	-	4.4
Adjusted Non-GAAP Operating Income	$ 44.6	$ 11.8	$ 0.1	$ 56.5

30

APPENDIX:
RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS-Q1 2015

(in millions, except per share amounts)	For the Three Months Ended March 31, 2015					
	Operating Revenue	Operating Income	Pretax Income (a)	Net Income (b)	DST Earnings (c)	Diluted EPS
Reported GAAP results	$ 340.0	$ 56.8	$ 148.7	$ 93.1	$ 93.1	$ 2.48
Adjusted to remove:						
Amortization of intangible assets	-	4.4	4.4	2.8	2.8	0.07
Net gain on sale of real estate	-	(3.0)	(3.0)	(1.8)	(1.8)	(0.05)
Net gain on securities and other investments	-	-	(81.9)	(51.1)	(51.1)	(1.36)
Net gain from unconsolidated affiliates	-	-	(3.6)	(2.3)	(2.3)	(0.06)
Adjusted Non-GAAP results	$ 340.0	$ 58.2	$ 64.6	$ 40.7	$ 40.7	$ 1.08

(a) Pretax Income has been defined as "Income from continuing operations before income taxes and non-controlling interest."
(b) Net Income has been defined as "Income from continuing operations before non-controlling interest."
(c) DST Earnings has been defined as "Income from continuing operations attributable to DST Systems, Inc."

	For the Three Months Ended March 31, 2015			
	Financial Services	Healthcare Services	Investments / Other	Consolidated Total
Reported GAAP Operating Income	$ 45.2	$ 8.9	$ 2.7	$ 56.8
Adjusted to remove:				
Amortization of intangible assets	2.8	1.6	-	4.4
Net gain on sale of real estate	-	-	(3.0)	(3.0)
Adjusted Non-GAAP Operating Income	$ 48.0	$ 10.5	$ (0.3)	$ 58.2

31

APPENDIX:
RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS-2015

(in millions, except per share amounts)	For the Year Ended 2015					
	Operating Revenue	**Operating Income**	**Pretax Income (a)**	**Net Income (b)**	**DST Earnings (c)**	**Diluted EPS**
Reported GAAP results	$ 1,405.0	$ 232.7	$ 458.8	$ 309.6	$ 309.7	$ 8.50
Adjusted to remove:						
Restructuring charges	-	3.4	3.4	2.1	2.1	0.06
Advisory and other transaction costs	-	1.2	1.2	0.7	0.7	0.02
Amortization of intangible assets	-	18.8	18.8	12.0	12.0	0.32
Net gain on sale of real estate	-	(3.7)	(3.7)	(2.3)	(2.3)	(0.06)
Net gain on securities and other investments	-	-	(199.3)	(124.2)	(124.3)	(3.42)
Net gain from unconsolidated affiliates	-	-	(3.6)	(2.3)	(2.3)	(0.06)
Income tax items	-	-	-	(15.8)	(15.8)	(0.43)
Adjusted Non-GAAP results	$ 1,405.0	$ 252.4	$ 275.6	$ 179.8	$ 179.8	$ 4.93

(a) Pretax Income has been defined as "Income from continuing operations before income taxes and non-controlling interest."
(b) Net Income has been defined as "Income from continuing operations before non-controlling interest."
(c) DST Earnings has been defined as "Income from continuing operations attributable to DST Systems, Inc."

32

APPENDIX:
RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS-2014

(in millions, except per share amounts)	For the Year Ended 2014				
	Operating Revenue	Operating Income	Pretax Income (a)	Net Income (b)	Diluted EPS
Reported GAAP results	$ 1,445.5	$ 262.7	$ 744.7	$ 560.8	$ 13.86
Adjusted to remove:					
Restructuring charges	-	13.0	13.0	8.2	0.20
Advisory and other transaction costs	-	5.6	5.6	3.5	0.09
Amortization of intangible assets	-	18.0	18.0	11.6	0.28
Loss accrual reversal	-	(4.0)	(4.0)	(4.7)	(0.12)
Charitable contribution	-	0.5	0.4	0.2	0.01
Gain on contract to repurchase common stock	-	-	(18.1)	(18.1)	(0.45)
Net gain on sale of business	-	-	(100.5)	(107.2)	(2.64)
Net gain on securities and other investments	-	-	(343.5)	(212.7)	(5.26)
Net gain from unconsolidated affiliates	-	-	(5.7)	(3.6)	(0.09)
Income tax items	-	-	-	(36.9)	(0.91)
Adjusted Non-GAAP results	$ 1,445.5	$ 295.8	$ 309.9	$ 201.1	$ 4.97

(a) Pretax Income has been defined as "Income from continuing operations before income taxes and non-controlling interest."
(b) Net Income has been defined as "Income from continuing operations before non-controlling interest."

33

34 APPENDIX: RECONCILIATION OF GAAP RESULTS TO NON-GAAP RESULTS-2013   (in millions, except per share amounts) Operating  Operating Pretax Net  Diluted  Revenue Income Income (a) Income (b) EPS Reported GAAP results 1,368.2$   271.8$     503.1$     324.7$     7.37$       Adjusted to remove: Employee termination expenses ‐                3.9            3.9            2.7            0.06          Contract termination payment (6.0)            (6.0)          (6.0)          (3.7)          (0.08)        Amortization of intangible assets ‐                18.6          18.6          11.5          0.25          Loss accrual  ‐                2.5            2.5            2.5            0.06          Net loss on real estate assets  ‐                3.2            3.2            1.9            0.04          Net gain on securities and other investments  ‐                ‐              (222.8)      (138.1)      (3.14)        Net gain from unconsolidated affiliates  ‐                ‐              (7.4)          (4.6)          (0.10)        Income tax items  ‐                ‐              ‐              (11.0)        (0.24)        Adjusted Non‐GAAP results 1,362.2$   294.0$     295.1$     185.9$     4.22$       (a) Pretax Income has been defined as "Income from continuing operations before income taxes and non‐controlling interest." (b) Net Income has been defined as "Income from continuing operations before non‐controlling interest." For the Year Ended 2013